June 30, 2002

Dear Fellow Shareholders,

         The IMS Capital Value Fund employs a fundamental value approach, diversifying its holdings across all major sectors of the market. The Fund seeks companies that fall into at least one of the advisor's seven strategic focus areas. The Fund primarily selects mid-cap companies with positive business momentum that appear undervalued on a fundamental basis.

         The IMS Capital Value Fund grew substantially in the first half of this year. Fund assets increased from $11.7 million on December 31, 2001 to $17.1 million by June 30, 2002. The value style of investing continued its recent trend of posting better results than the growth style of investing, which has helped the IMS Capital Value Fund retain and grow its shareholder base.

         We are proud of the Fund's consistent performance, its adherence to the principles of value investing, and the way it has held up during this tough market cycle. So far this year, the Fund is down only 4.58%, while the market, as measured by the S & P 500 Index, is down over 13%.

         We view the Fund as a partnership with our shareholders. We all have the same objective and want the same results to take as little risk as possible, while posting better than market returns.

         Please be confident that regardless of market conditions, we are working hard to reward you for the confidence and trust you have placed in our hands. We continually strive towards our goal of making the IMS Capital Value Fund one of the most successful and respected funds in the industry.

Sincerely,


Carl W. Marker
Portfolio Manager
IMS Capital Value Fund



The prospectus should be read carefully before investing. To request a prospectus for more complete information, including charges and expenses, call toll free 1-800-934-5550. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Capital Research Brokerage Services, LLC, Member NASD, SIPC. 107 South Fair Oaks Avenue, Suite 315, Pasadena, Ca 91105



                                                       Average         Average
                                                       Annual          Annual         Averge Annual
Fund/Index                        Six       One        Three Year      Five Year      Since Inception
                                  Months    Year       Return          Return         (August 5, 1996)

IMS Capital Value Fund (No
Load)                            -4.48%      -1.05%        +2.97%          +6.69%            +8.53%
IMS Capital Value Fund (Load
Adjusted)                        -9.96%      -6.76%        +0.96%          +5.34%            +8.45%
Russell Mid-Cap Value Index
                                 +2.86%      +1.92%        +5.17%          +9.09%           +12.63%

                   IMS Capital    Russell Mid-Cap
                   Value Fund     Value Fund
                     $16,220       $20,186
                   ----------     --------------
        8/5/96     10,000.00       9,425.00
       9/30/96     10,504.37       9,896.25
      12/31/96     11,409.73      10,499.45
       3/31/97     11,603.96      11,046.10
       6/30/97     13,065.51      11,734.13
       9/30/97     14,732.05      12,459.85
      12/31/97     15,331.28      11,253.69
       3/31/98     16,863.41      12,875.93
       6/30/98     16,429.88      12,529.04
       9/30/98     14,185.88      10,610.91
      12/31/98     16,110.49      12,743.30
       3/31/99     15,608.87      13,233.03
       6/30/99     17,354.26      14,855.28
       9/30/99     15,508.25      12,896.34
      12/31/99     16,092.71      15,009.48
       3/31/00     16,254.91      16,463.84
       6/30/00     15,981.83      15,804.83
       9/30/00     17,524.22      15,611.68
      12/31/00     19,179.24      14,300.25
       3/31/01     18,501.91      15,434.82
       6/30/01     19,805.51      16,392.11
       9/30/01     17,517.96      14,524.80
      12/31/01     19,625.29      16,981.78
       3/31/02     21,175.19      17,892.73
       6/30/02     20,186.23      16,220.39



               Past performance does not guarantee future results.
This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell Mid-Cap Value Index on August 5, 1996 (inception of the
Fund) and held through June 30, 2002. The index is an unmanaged group of stocks whose total return includes the reinvestment of any dividends and capital gain distributions, but does not reflect expenses, which have lowered the Fund's return. Investors cannot invest directly in any index. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please read the prospectus carefully before investing as it contains important information, including information about the risk factors associated with the Fund. Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions. As a result, an investor's shares when redeemed may be worth more or less than their original cost.

                     Top Ten Equity Holdings - June 30, 2002

PacifiCare Health Systems, Inc.                                            3.65%
Office Max, Inc.                                                           3.61%
Waste Management, Inc.                                                     3.04%
Humana, Inc.                                                               2.74%
H & R Block, Inc.                                                          2.69%
Manor Care, Inc.                                                           2.68%
Boston Scientific Corp.                                                    2.57%
Albertson's, Inc.                                                          2.49%
Sovereign Bancorp, Inc.                                                    2.44%
ConAgra Foods, Inc.                                                        2.42%

IMS Capital Value Fund
Schedule of Investments
June 30, 2002


Common Stocks - 79.2%                                         Shares                      Value

Accident & Health Insurance - 0.2%
Conseco, Inc. (a)                                             20,000                  $     40,000
                                                                                    ------------------
Air Courier Services - 4.1%
Airborne, Inc.                                                20,000                       384,000
FedEx Corp.                                                    6,000                       320,400
                                                                                    ------------------
                                                                                           704,400
                                                                                    ------------------
Biological Products (No Diagnostic Substances) - 1.0%
Biogen, Inc. (a)                                               4,000                       165,720
                                                                                    ------------------
Computer Communication Equipment - 0.9%
3Com Corp (a)                                                 35,000                       154,000
                                                                                    ------------------
Computer Storage Devices - 1.4%
Storage Technology Corp. (a)                                  15,000                       239,550
                                                                                    ------------------
Computer Terminals - 0.8%
Palm, Inc. (a)                                                75,000                       132,000
                                                                                    ------------------
Crude Petroleum & Natural Gas - 4.3%
Dynegy, Inc.                                                  50,000                       360,000
Unocal Corp.                                                  10,000                       369,400
                                                                                    ------------------
                                                                                           729,400
                                                                                    ------------------
Dolls & Stuffed Toys - 1.3%
Marvel Enterprises, Inc. (a)                                  40,500                       217,890
                                                                                    ------------------
Electric Services - 1.7%
FirstEnergy Corp.                                              8,500                       283,730
                                                                                    ------------------
Fats & Oils - 2.3%
Archer-Daniels-Midland Co.                                    30,250                       386,897
                                                                                    ------------------
Hospital & Medical Service Plans - 6.4%
Humana, Inc. (a)                                              30,000                       468,900
PacifiCare Health Systems, Inc. - Class B (a)                 23,000                       625,600
                                                                                    ------------------
                                                                                         1,094,500
                                                                                    ------------------
Life Insurance - 2.0%
Lincoln National Corp.                                         8,000                       336,000
                                                                                    ------------------
Meat Packing Plants - 2.4%
ConAgra Foods, Inc.                                           15,000                       414,750
                                                                                    ------------------
National Commercial Banks - 1.8%
First Tennessee National Corp.                                 8,000                       306,400
                                                                                    ------------------

See accompanying notes which are an integral part of the financial statements.

IMS Capital Value Fund
Schedule of Investments
June 30, 2002

Common Stocks - 83.6% - continued                           Shares                      Value

Pharmaceutical Preparations - 3.0%
Chiron, Corp. (a)                                             6,000                     $ 211,800
Watson Pharmaceuticals, Inc. (a)                             12,000                       303,240
                                                                                     ------------------
                                                                                          515,040
                                                                                     ------------------
Radio & TV Broadcasting & Communications Equipment - 0.9%
Gilat Satellite Networks Ltd. (a)                            20,000                        22,000
Motorola, Inc.                                                9,000                       129,780
                                                                                     ------------------
                                                                                          151,780
                                                                                     ------------------
Refuse Systems - 3.0%
Waste Management, Inc.                                       20,000                       521,000
                                                                                     ------------------
Retail - Catalog & Mail - Order Houses - 1.8%
Schein Henry, Inc. (a)                                        7,000                       311,500
                                                                                     ------------------
Retail - Drug Stores & Proprietary Stores - 0.9%
Rite Aid Corp. (a)                                           66,000                       155,100
                                                                                     ------------------
Retail - Grocery Stores - 2.5%
Albertson's, Inc.                                            14,000                       426,440
                                                                                     ------------------
Savings Institution, Federally Chartered - 2.4%
Sovereign Bancorp, Inc.                                      28,000                       418,600
                                                                                     ------------------
Security & Commodity Brokers, Dealers, Exchanges Services - 1.0%
T. Rowe Price Group, Inc.                                     5,000                       164,400
                                                                                     ------------------
Security Brokers, Dealers & Flotation Companies - 1.7%
Knight Trading Group, Inc. (a)                               10,000                        52,400
Raymond James Financials, Inc.                                8,500                       244,800
                                                                                     ------------------
                                                                                          297,200
                                                                                     ------------------
Semiconductors & Related Devices - 2.8%
Atmel Corp. (a)                                              48,000                       300,480
LSI Logic Corp. (a)                                          21,000                       183,750
                                                                                     ------------------
                                                                                          484,230
                                                                                     ------------------
Services - Computer Integrated Systems Design - 3.4%
Computer Sciences Corp.  (a)                                  6,000                       286,800
Unisys Corp. (a)                                             33,000                       297,000
                                                                                     ------------------
                                                                                          583,800
                                                                                     ------------------
Services - Health Services - 1.0%
Gentiva Health Services, Inc. (a)                            20,000                       179,800
                                                                                     ------------------
Services - Misc Health & Allied Services - 1.0%
Accredo Health, Inc. (a)                                      3,850                       177,667
                                                                                     ------------------

See accompanying notes which are an integral part of the financial statements.

IMS Capital Value Fund
Schedule of Investments
June 30, 2002

Common Stocks - 79.2% - continued                            Shares                      Value

Services - Personal Services - 4.8%
Cendant Corp. (a)                                           23,000                     $ 365,240
H & R Block, Inc.                                           10,000                       461,500
                                                                                      ------------------
                                                                                         826,740
                                                                                      ------------------
Services - Prepackaged Software - 4.2%
Computer Associates International, Inc.                     25,000                       397,250
Symantec Corp. (a)                                          10,000                       328,500
                                                                                      ------------------
                                                                                         725,750
                                                                                      ------------------
Services - Skilled Nursing Care Facilities - 2.7%
Manor Care, Inc. (a)                                        20,000                       460,000
                                                                                      ------------------
Specialty - 3.6%
OfficeMax, Inc. (a)                                        105,000                       618,450
                                                                                      ------------------
Sugar & Confectionary Products - 1.6%
Wrigley, William Jr. Co.                                    5,000                        276,750
                                                                                     ------------------
Surgical & Medical Instruments & Apparatus - 2.6%
Boston Scientific Corp. (a)                                15,000                        439,800
                                                                                     ------------------
Telephone Communications (No Radiotelephone) - 3.7%
AT&T Corp.                                                 23,500                        251,450
CenturyTel, Inc.                                           13,000                        383,500
                                                                                     ------------------
                                                                                         634,950
                                                                                     ------------------
TOTAL COMMON STOCKS (Cost $12,222,921)                                                 13,574,234
                                                                                     ------------------
Unit Investment Trusts - 5.2%
S&P Midcap 400 SPDR Trust, Series 1                        10,000                       897,500
                                                                                    ------------------
TOTAL UNIT INVESTMENT TRUSTS (Cost $973,450)
                                                                       Principal
                                                                        Amount                      Value
Corporate Bonds - 5.3%
Marvel Enterprises, 12.00%, 06/15/09
TOTAL CORPORATE BONDS (Cost $749,729)                                     900,000                       904,500
                                                                                              ------------------

Money Market Securities - 10.4%
First American Treasury Obligation Fund - Cl S, 1.29% (b)                 950,725                       950,725
Huntington Money Fund - Invest A, 0.76% (b)                               830,000                       830,000
                                                                                              ------------------
TOTAL MONEY MARKET SECURITIES (Cost $1,780,725)                                                       1,780,725
                                                                                              ------------------

TOTAL INVESTMENTS (Cost $15,726,825) - 100.1%                                                    $   17,156,959
                                                                                              ------------------

Liabilities in excess of other assets - (0.1)%                                                          (13,061)
                                                                                              ------------------

TOTAL NET ASSETS - 100.0%                                                                        $   17,143,898
                                                                                              ==================
(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at June
30, 2002.

See accompanying notes which are an integral part of the financial statements.

IMS Capital Value Fund
Statement of Assets and Liabilities
June 30, 2002

Assets
Investments in securities, at value (cost $15,726,825)                                                  $ 17,156,959
Interest receivable                                                                                            5,510
Dividends receivable                                                                                           9,498
Receivable for fund shares sold                                                                               15,810
Receivable from advisor                                                                                        4,020
                                                                                                    -----------------
     Total assets                                                                                         17,191,797
                                                                                                    -----------------

Liabilities
Redemptions payable                                                                                           22,273
Other payables and accrued expenses                                                                           25,626
                                                                                                    -----------------
     Total liabilities                                                                                        47,899
                                                                                                    -----------------

Net Assets                                                                                              $ 17,143,898
                                                                                                    =================

Net Assets consist of:
Paid in capital                                                                                           16,184,517
Accumulated undistributed net investment income (loss)                                                        39,600
Accumulated net realized gain (loss) on investments                                                         (510,353)
Net unrealized appreciation (depreciation) on investments                                                  1,430,134
                                                                                                    -----------------

Net Assets, for 1,437,558 shares                                                                        $ 17,143,898
                                                                                                    =================

Net Asset Value
Net asset value per share ($17,143,898 / 1,437,558)                                                          $ 11.93
                                                                                                    =================

Offering price per share ($11.93 / .9425%)                                                                   $ 12.66
                                                                                                    =================


See accompanying notes which are an integral part of the financial statements.

IMS Capital Value Fund
Statement of Operations
Year ended June 30, 2002

Investment Income
Dividend income                                                                                         $ 181,190
Interest income                                                                                            73,731
                                                                                                    --------------
  Total Income                                                                                            254,921
                                                                                                    --------------

Expenses
Investment advisor fee                                                                                    170,884
Transfer agent expenses                                                                                    34,559
Administration expenses                                                                                    27,133
Fund accounting expenses                                                                                   19,200
Legal expenses                                                                                             12,000
Registration expenses                                                                                       8,300
Auditing expenses                                                                                           7,000
Printing expenses                                                                                           6,954
Organizational expenses                                                                                     4,598
Custodian expenses                                                                                          3,600
Pricing expenses                                                                                            3,360
Trustee expenses                                                                                            2,178
Insurance expenses                                                                                          1,527
Miscellaneous expenses                                                                                      1,400
                                                                                                    --------------
  Total Expenses                                                                                          302,693
Reimbursed expenses                                                                                       (87,372)
                                                                                                    --------------
                                                                                                    --------------
Total operating expenses                                                                                  215,321
                                                                                                    --------------
                                                                                                    --------------
Net Investment Income (Loss)                                                                               39,600
                                                                                                    --------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                        (319,190)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                               (47,829)
                                                                                                    --------------
                                                                                                    --------------
Net realized and unrealized gain (loss) on investment securities                                         (367,019)
                                                                                                    --------------
                                                                                                    --------------
Net increase (decrease) in net assets resulting from operations                                        $ (327,419)
                                                                                                    ==============


See accompanying notes which are an integral part of the financial statements.

IMS Capital Value Fund
Statement of Changes In Net Assets

                                                                                               Year               Year
                                                                                              Ended              Ended
                                                                                             June 30,           June 30,
Increase (Decrease) in Net Assets                                                              2002               2001
                                                                                          ---------------    ---------------
Operations
  Net investment income (loss)                                                                  $ 39,600          $ (45,064)
  Net realized gain (loss) on investment securities                                             (319,190)         1,471,980
  Change in net unrealized appreciation (depreciation)                                           (47,829)        (1,026,632)
                                                                                          ---------------    ---------------
  Net increase (decrease) in net assets resulting from operations                               (327,419)           400,284
                                                                                          ---------------    ---------------
Distributions
  From net realized gain                                                                      (1,491,184)          (405,947)
                                                                                          ---------------    ---------------

  Total distributions                                                                         (1,491,184)          (405,947)
                                                                                          ---------------    ---------------
Capital Share Transactions
  Proceeds from shares sold                                                                   13,518,420          2,031,252
  Reinvestment of distributions                                                                1,453,985            394,976
  Amount paid for shares repurchased                                                          (7,498,133)        (2,516,910)
                                                                                          ---------------    ---------------
  Net increase (decrease) in net assets resulting
     from share transactions                                                                   7,474,272            (90,682)
                                                                                          ---------------    ---------------

Total Increase (Decrease) in Net Assets                                                        5,655,669            (96,345)
                                                                                          ---------------    ---------------

Net Assets
  Beginning of period                                                                         11,488,229         11,584,574
                                                                                          ---------------    ---------------
  End of period [including accumulated undistributed net
    investment income of  $39,600 and $0, respectively]                                     $ 17,143,898       $ 11,488,229
                                                                                          ===============    ===============

Capital Share Transactions
  Shares sold                                                                                  1,088,375            148,372
  Shares issued in reinvestment of distributions                                                 121,978             32,642
  Shares repurchased                                                                            (601,161)          (185,318)
                                                                                          ---------------    ---------------

  Net increase (decrease) from capital transactions                                              609,192             (4,304)
                                                                                          ===============    ===============



See accompanying notes which are an integral part of the financial statements.

IMS Capital Value Fund
Financial Highlights



                                            Year Ended      Year ended     Year ended   Period ended  Year Ended     Year Ended
                                             June 30,       June 30,        June 30,       June 30,      Oct. 31,       Oct. 31,
                                               2002           2001           2000         1999 (c)        1998           1997
                                            ------------   -----------   ------------   -----------   ------------   -----------

Selected Per Share Data
Net asset value, beginning of period            $ 13.87       $ 13.91        $ 14.56       $ 11.28        $ 12.06       $ 10.76
                                            ------------   -----------   ------------   -----------   ------------   -----------
Income from investment operations
  Net investment income (loss)                     0.04         (0.05)         (0.05)         0.00          (0.06)        (0.08)
  Net realized and unrealized gain (loss)         (0.19)         0.50           0.88          3.28           0.12          1.38
                                            ------------   -----------   ------------   -----------   ------------   -----------
Total from investment operations                  (0.15)         0.45           0.83          3.28           0.06          1.30
                                            ------------   -----------   ------------   -----------   ------------   -----------
Less Distributions to shareholders:
  From net investment income                       0.00          0.00           0.00          0.00          (0.03)         0.00
  From net realized gain                          (1.79)        (0.49)         (1.48)         0.00          (0.81)         0.00
                                            ------------   -----------   ------------   -----------   ------------   -----------
Total distributions                               (1.79)        (0.49)         (1.48)         0.00          (0.84)         0.00
                                            ------------   -----------   ------------   -----------   ------------   -----------

Net asset value, end of period                  $ 11.93       $ 13.87        $ 13.91       $ 14.56        $ 11.28       $ 12.06
                                            ============   ===========   ============   ===========   ============   ===========

Total Return                                      (1.05)%       (3.72)%        6.39%        29.08% (b)      2.27%        12.08%

Ratios and Supplemental Data
Net assets, end of period (000)                $ 17,144       $11,488        $11,585       $11,608        $11,524        $9,932
Ratio of expenses to average net assets           1.59%         1.59%          1.59%         1.59% (a)      1.73%         1.97%
Ratio of expenses to average net assets
   before reimbursement                           2.23%         2.28%          2.08%         2.50% (a)      2.34%         2.54%
Ratio of net investment income to
   average net assets                             0.29%         (0.39)%        (0.36)%       (0.04)(a)      (0.53)%       (0.64)%
Ratio of net investment income to
   average net assets before reimbursement        (0.35)%       (1.09)%        (0.84)%       (0.95)(a)      (1.14)%       (1.20)%
Portfolio turnover rate                          33.40%        77.87%         75.69%        45.19%         81.74%        34.76%

(a)  Annualized.
(b)  For periods of less than a full year, total return is not annualized.
(c)  For the period November 1, 1998 through June 30, 1999.

See accompanying notes which are an integral part of the financial statements.

                             IMS Capital Value Fund
                          Notes to Financial Statements
                                  June 30, 2002


NOTE 1.  ORGANIZATION

     IMS Capital Value Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on July 25, 1996 and commenced operations on August 5, 1996. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board of Trustees. The Fund's investment objective is to provide long-term growth of capital. The investment advisor of the Fund is IMS Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's Advisor, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Fund's Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     Dividends and Distributions - The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                           IMS Capital Value Fund
                          Notes to Financial Statements
                                  June 30, 2002

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains IMS Capital Management, Inc. to manage the Fund's investments. Carl W. Marker, Chairman and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.26% of the average daily net assets of the Fund. For the year ended June 30, 2002, the advisor earned fees of $170,884 from the Fund. The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund for expenses it incurs to maintain total operating expenses at the rate of 1.59% of average daily net assets through October 31, 2006. For the year ended June 30, 2002, the Advisor reimbursed expenses of $87,372.

The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For those services, Unified receives a monthly fee from the Fund equal to an annual rate of 0.20% of the Fund's assets with no monthly minimum. For the year ended June 30, 2002, Unified earned $27,133 from the Fund for administrative services.

The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the year ended June 30, 2002, Unified earned $34,559 from the Fund for transfer agency services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, and 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 million to $100 million). For the year ended June 30, 2002, Unified earned $19,200 from the Fund for fund accounting services. A Trustee and the officers of the Trust are members of management and /or employees of Unified.

Unified Financial Securities, Inc., is a wholly owned subsidiary of Unified Financial Securities, Inc. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc. Unified Financial Securities, Inc. received commissions totaling $355 for the sale of fund shares.

NOTE 4.  INVESTMENTS

For the year ended June 30, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $9,947,477 and $4,123,377, respectively. As of June 30, 2002, the gross unrealized appreciation for all securities totaled $2,871,858 and the gross unrealized depreciation for all securities totaled $1,441,724 for net unrealized appreciation of $1,430,134. The aggregate cost of securities for federal income tax purposes at June 30, 2002 was $15,862,774. The difference between book cost and tax cost consists of wash sales in the amount of $135,949.

NOTE 5.  ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             IMS Capital Value Fund
                          Notes to Financial Statements
                                  June 30, 2002


NOTE 6. LOSS CARRYFORWARDS

At June 30, 2002, the Fund had available for federal tax purposes a capital loss carryforward of $319,190, which expires in 2010. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

NOTE 7.  ELECTION OF TRUSTEES

At a special meeting of the shareholders held on May 29, 2002, a vote was held to elect members to serve on the Board of Trustees. The vote tally for each Trustee is as follows:

                            For              Withheld              Total

Gary Hippenstiel       10,516,210.432        648,472.896        11,164,683.328

Mark Muller            10,856,443.432        308,239.896        11,164,683.328

Ken Trumpfheller       10,493,506.432        671,176.896        11,164,683.328

Richard  Wright        10,858,138.432        306,544.896        11,164,683.328

                                     Information Regarding Trustees and Officers

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of           in Fund Complex**
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
Mark W. Muller                                           Trustee         Trustee since 1999             35
5016 Cedar River Tr.
Fort Worth, Texas 76137
Year of Birth:  1964
--------------------------------------------------- ------------------- --------------------- ------------------------
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
President of JAMAR  Resources,  Inc., a  manufacturers  representative                      None
firm,  September  2001 to present.  Account  Manager for SCI,  Inc., a custom  manufacturer,  from  April  2000 to  September  2001.  Account
Manager for Clarion Technologies,  a manufacturer of automotive, heavy truck,  and  consumer  goods,  from 1996 to April  2000.  From 1986 to
1996, an engineer for Sicor, a telecommunication hardware company.
----------------------------------------------------------------------- ----------------------------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of           in Fund Complex**
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Gary E. Hippenstiel                                      Trustee         Trustee since 1995             17
600 Jefferson Street
Suite 350
Houston, TX  77002
Year of Birth:  1947
--------------------------------------------------- ------------------- --------------------- ------------------------
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Director,  Vice President and Chief Investment Officer of Legacy Trust                      None
Company since 1992;  President and Director of Heritage  Trust Company
from  1994-1996;  Vice  President and Manager of Investments of Kanaly
Trust Company from 1988 to 1992.
----------------------------------------------------------------------- ----------------------------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of            in Fund Complex
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Richard J. Wright, Jr.                                   Trustee         Trustee since 1999             35
13532 N. Central Expressway
MS 3800
Dallas, Texas 75243
Year of Birth:  1962
--------------------------------------------------- ------------------- --------------------- ------------------------
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Various positions with Texas Instruments,  a technology company, since                      None
1985,  including the  following:  Program  Manager for  Semi-Conductor
Business Opportunity  Management System, 1998 to present;  Development
Manager for web-based interface,  1999 to present; Systems Manager for
Semi-Conductor  Business Opportunity  Management System, 1997 to 1998;
Development  Manager for Acquisition  Manager,  1996-1997;  Operations
Manager for Procurement Systems, 1994-1997.
----------------------------------------------------------------------- ----------------------------------------------

         The following table provides information regarding each Trustee who is an "interested person" of the
Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                      Position(s) In         Length of           in Fund Complex**
              Name, Age and Address                   Fund Complex**        Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Kenneth D. Trumpfheller*                            President,              Trustee and                 35
1725 E. Southlake Blvd.                             Secretary and       President since 1995
Suite 200                                           Trustee             Secretary since 2000
Southlake, Texas  76092
Year of Birth:  1958
--------------------------------------------------- ------------------- --------------------- ------------------------
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
President and Managing  Director of Unified Fund  Services,  Inc., the                      None
Fund's  transfer  agent,  fund  accountant  and  administrator,  since
October  2000.  President,   Treasurer  and  Secretary  of  AmeriPrime
Financial  Services,  Inc., a fund  administrator,  (which merged with
Unified  Fund  Services,   Inc.)  from  1994  through   October  2000.
President,   Treasurer   and   Secretary   of   AmeriPrime   Financial
Securities,  Inc., the Trust's distributor through December 2000, from
1994 through December 2000.
----------------------------------------------------------------------- ----------------------------------------------

--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                      Position(s) in         Length of           in Fund Complex**
              Name, Age and Address                    Fund Complex         Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Robert A. Chopyak                                   Treasurer      and   Treasurer and CFO              N/A
1725 E. Southlake Blvd.                             Chief    Financial       since 2000
Suite 200                                           Officer
Southlake, Texas  76092
Year of Birth:  1968
--------------------------------------------------- ------------------- --------------------- ------------------------

----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Assistant  Vice-President of Financial  Administration of Unified Fund                      None
Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Services,  Inc.  from  February  2000 to August  2000.  Self-employed, performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
----------------------------------------------------------------------- ----------------------------------------------
*Mr. Trumpfheller in an "interested person" of the Trust because he is an officer of the Trust.  In addition, he may be deemed to be an "interested person" of the Trust because he is a registered principal of the Trust's distributor.

**As of December 31, 2001, the term "Fund Complex" refers to AmeriPrime Funds and AmeriPrime Advisors Trust.

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-934-5550.

To the Shareholders and Trustees
IMS Capital Value Fund
(a series of the AmeriPrime Funds)

In planning and performing our audit of the financial statements of IMS Capital Value Fund (the "Fund") for the fiscal year ended June 30, 2002, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of June 30, 2002.

This report is intended solely for the information and use of management and the Board of Trustees of the Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 17, 2002

                                AUXIER FOCUS FUND
                               PERFORMANCE UPDATE
                                  JUNE 30, 2002

The table below summarizes the performance for the quarter, six months, and year ended June 30, 2002.

                                                                            Average Annual
                         3 Months         6 Months       1 Year             Total Return
                         Cumulative       Cumulative     Average Annual     Since Inception
                          Return           Return        Total Return       (July 9, 1999)
                         --------------------------------------------------------------------------
Auxier Focus Fund            -5.90%           -3.49%              0.07%          5.25%
S&P 500 Stock Index         -13.39%          -13.15%            -17.97%         -9.97%


              Auxier Focus Fund      S&P 500Index
       7/9/99         10,000.00       10,000.00
      7/31/99         10,020.00        9,472.75
      8/31/99         10,040.00        9,425.85
      9/30/99         10,070.00        9,167.77
     10/31/99         10,450.00        9,747.67
     11/30/99         10,260.00        9,934.71
     12/31/99         10,293.80       10,519.48
      1/31/00         10,414.20        9,991.02
      2/29/00         10,133.28        9,802.09
      3/31/00         10,574.73       10,760.40
      4/28/00         10,233.61       10,436.78
      5/31/00         10,012.88       10,222.53
      6/30/00         10,022.91       10,474.59
      7/31/00          9,912.55       10,310.98
      8/31/00         10,374.07       10,951.08
      9/30/00         10,464.36       10,373.08
     10/31/00         10,394.13       10,329.08
     11/30/00         10,173.41        9,515.34
     12/29/00         10,711.08        9,562.02
      1/31/01         10,975.80        9,901.06
      2/28/01         10,904.53        8,998.85
      3/31/01         10,782.35        8,429.08
      4/30/01         11,108.17        9,083.59
      5/31/01         11,556.16        9,144.53
      6/30/01         11,637.61        8,921.75
      7/31/01         11,820.88        8,834.18
      8/31/01         11,790.33        8,281.70
      9/30/01         11,138.71        7,612.99
     10/31/01         11,179.44        7,758.24
     11/30/01         11,861.61        8,353.20
     12/31/01         12,067.67        8,426.50
      1/31/02         11,944.32        8,303.52
      2/28/02         12,005.59        8,143.35
      3/31/02         12,376.04        8,449.65
      4/30/02         12,324.64        7,937.59
      5/31/02         12,406.88        7,879.32
      6/30/02         11,646.22        7,318.07


This graph, prepared in accordance with SEC regulations, shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on July 9, 1999 (inception of the Fund) and held through June 30, 2002. The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund portfolio. Individuals cannot invest directly in the index. Performance figures reflect the change in value of the stocks in the index, and reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund's return. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

As of June 30, 2002, the Auxier Focus Fund held a 2.5% position in Guidant Corp.
(GDT) and a 0.7% position in Philip Morris Cos. (MO).

For a prospectus and more information, including charges and expenses, call toll free 1-877-328-9437. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc, 431 N. Pennsylvania St. Indianapolis, IN 46204. Member NASD, SIPC

Auxier Focus Fund
Management Discussion of Fund Performance

Dear Shareholders:

As I write this letter, the market as measured by the S&P 500 has dropped over 42% from its high reached in 2000. This compares to a 42.4% drop in 1973-74. In 1975 the market recovered 31.5%. The good news is that after the sharpest decline in 28 years, and one of the longest bear markets on record, a number of high quality companies are finally coming down to price points that represent interesting risk/reward opportunities.

Our equity strategy for the Fund is to invest when exceptional companies become available at bargain prices. This strategy requires patience, as exceptional companies do not frequently become available at these prices. When the general price level is high (like the past 3-4 years) we have put a higher percentage of money to work in bonds, cash, or "work-out" situations. A "work-out" is an arbitrage situation with a definite timetable that tends to be shorter term in nature. When prices drop, and the "margin of safety" improves, we move funds into quality undervalued common stocks. This price/value discipline drives the allocation process. I am more willing to take a time risk, than a price risk. Due to the powerful positive effect of steady compounding an investor is wise to look down first. Priority one, what can we lose? In this environment the primary objective is to identify improving fundamentals where the price is down due to irrational emotional selling that does not appear to be related to the prospects of the business.

Today's rising measures of investor fear and pessimism are encouraging. The bullish sentiment has recently declined below 30%. The volatility index that measures fear in the market (VIX Index) recently hit a level not seen since the 1987 crash. It is a much better time to be shopping for investments when the mood is dour and expectations are low. This is where solid research and knowing current underlying operating trends allows an investor to be able to appraise the asset better than the market. The day-to-day research effort throughout the year is vital because when prices drop you need conviction to decide whether the drop is temporary or long-term in nature. In a post-bubble environment investors tend to revisit the fundamentals of investing and seek benchmarks that were ignored in the bubble. Basics like cash flow, dividends, conservative accounting, price-to-sales, price-to-earnings etc. grow in importance over price momentum. Investors reverse course from the fear/optimism sentiment and begin valuing companies based on the cash the business generates, as opposed to the "hype" or excitement behind a story.

We are currently in such a reversion to the mean where your stock purchases should be stringently researched and scrutinized top-to-bottom. Fortunately, value investors perform much better in this type of climate than in a speculative mania. Deciphering misappraisals and mistakes by the market will be a key to above-average returns going forward. There are no new eras, so one must diligently monitor market prices vs. private market values and replacement values of the companies in the portfolio to insure against the potential of permanent capital loss.

AREAS OF CONCERN

Balance sheet analysis takes on increased importance now that corporate debt levels are hovering around historical highs, roughly 45% of GDP (and quite possibly understated due to numerous creative financing techniques). According to Moody's, over 771 US companies have not disclosed the "ratings triggers" clauses that materially benefit the senior creditors or banks if a company's credit rating is cut. This can seriously impact the financial health of a business in the event of a debt downgrade to junk status. Furthermore, as corporations work to clean up their debt/equity ratios, the risk of dilution to the common shareholder is magnified.

The level of personal debt as a percentage of the economy is still close to 75% vs. 63% in the last recession (SOURCE: Financial Times). Excessive debt levels here can negatively impact growth as at some point consumers need to stop spending beyond their means and start saving. This could remove potential buying power from the economy. Deregulation is another worry - it is great for consumers but terrible for shareholders. As an investor you ideally want a de facto monopoly or at least a company whose industry has formidable barriers - not hundreds of competitors bankrolled by the bubble's incessant stock offerings.

For example, Philip Morris has consistently enriched shareholders over the past 50 years. One reason: the company was so maligned by critics of smoking that there has never been enough excitement on Wall Street to create an oversupply of stock. Still, Philip Morris prospers with relatively constant demand, high barriers to entry, few competitors, and government mandated price increases. The $2.32 dividend today is more than the 1982 share price (adjusted for stock splits). With a projected dividend increase in August the yield approaches 6%. Contrast that with the 1996 deregulation of telecom and electric utilities, two industries that were subsequently swamped with capital and new entrants, setting the stage for some breathtaking bankruptcies.

Looking forward, we are entering a period where the good companies are being thrown out with the bad. Typically, in the later stages of a bear market, price declines are frightening with nearly all companies subjected to tremendous selling pressure. This is the "wash out" stage and should be viewed as an opportunity to buy the world's greatest businesses "on sale." It is a time to upgrade in quality. Again, we are looking for those businesses that enjoy improving operating trends, yet their shares are being tossed out because of investors' fear and irrational behavior. This is still an environment that requires careful selectivity. The valuations of many large companies are too expensive if you properly expense stock options, use realistic pension-fund projections with normalized profit margins and sales growth. Excessive stock-option compensation has fueled the incentive to inflate earnings aggressively in order to cash out quickly on share price moves. While most proxy statements are still disappointing in this regard, more and more abusive compensation issues are being publicized.

EXAMPLE OF A BUSINESS REPRESENTING OUR INVESTMENT CRITERIA

Guidant Corp. (ticker GDT), a top holding of the Fund, represents the investment criteria we look for. For starters, the Indianapolis-based maker of medical devices for the heart has a strong balance sheet consisting of very little debt (17.4% long-term debt to stockholder's equity), a solid current ratio of 2.33 (current assets divided by current liabilities), and holds $2.25 in cash per diluted share. When Guidant released second quarter earnings on July 18th, they reported double-digit sales and earnings growth across all product groups, and projected double-digit sales and earnings growth for the second half of 2002. This marked the 33rd quarter out of the last 34 quarters Guidant has reported earnings in-line with, or greater than expectations. Despite this consistency, the company trades at a forward PE multiple of only 14.3, a far cry from its five-year low PE of 23.8. Finally, Guidant's business model does not require a high amount of capital expenditures (the investment necessary to continue daily operations). Thus the company produces a high amount of free cash flow. With the combination of a strong balance sheet, consistent earnings numbers, favorable business prospects, a cash-flow friendly business model and a purchase price representing a margin of safety, we believe Guidant has the potential to produce above-average returns for shareholders.

IN SUMMARY

In these rough seas it is very important to have an enduring investment philosophy to rely on. In order to finish and win the race you have to first stay in the race. It has been my experience that investors need to adhere to a systematic, low-risk approach to investing while striving toward predictability in returns. Otherwise, it can be difficult to stay the course.

Thank you for your support!

Auxier Focus Fund
Schedule of Investments - June 30, 2002

Common Stocks - 60.4%                                                                  Shares                   Value

Accident & Health Insurance - 1.8%
AFLAC, Inc.                                                                                9,250             $     296,000
                                                                                                           ----------------

Aircraft - 0.7%
Boeing Co.                                                                                 2,500                   112,500
                                                                                                           ----------------

Bottled & Canned Soft Drinks Carbonated Waters - 0.1%
National Beverage Corp. (a)                                                                1,000                    14,000
                                                                                                           ----------------

Cable & Other Pay Television Services - 0.5%
Liberty Media Corp., Class A (a)                                                           9,000                    90,000
                                                                                                           ----------------

Chemicals & Allied Products - 0.3%
Dow Chemical Co.                                                                           1,400                    48,132
                                                                                                           ----------------

Cigarettes - 0.7%
Philip Morris Companies, Inc.                                                              2,500                   109,200
                                                                                                           ----------------

Commercial Banks - 1.6%
City Bank                                                                                  1,700                    54,400
Golden State Bancorp, Inc.                                                                 6,000                   217,500
                                                                                                           ----------------
                                                                                                           ----------------
                                                                                                                   271,900
                                                                                                           ----------------
Construction, Mining & Materials
   Handling Machinery & Equip. - 0.7%
Dover Corp.                                                                                3,100                   108,500
                                                                                                           ----------------

Crude Petroleum & Natural Gas - 1.1%
Burlington Resources, Inc.                                                                 5,000                   190,000
                                                                                                           ----------------

Electric & Other Services Combined - 0.0%
Sierra Pacific Resources (a)                                                               1,000                     7,800
                                                                                                           ----------------

Electric Housewares & Fans - 0.3%
Helen of Troy Ltd. (a)                                                                     4,000                    46,560
                                                                                                           ----------------

Electronic Computers - 0.2%
Ceridian Corp. (a)                                                                         2,000                    37,960
                                                                                                           ----------------

Federal & Federally - Sponsored Credit Agencies - 2.2%
Federal Home Loan Mortgage Corp.                                                           6,000                   367,200
                                                                                                           ----------------

Finance Services - 1.3%
American Express Co.                                                                       5,500                   199,760
Morgan Stanley Dean Witter & Co.                                                             300                    12,924
                                                                                                           ----------------
                                                                                                           ----------------
                                                                                                                   212,684
                                                                                                           ----------------
Fire, Marine & Casualty Insurance - 2.9%
Chubb Corp.                                                                                2,500                   177,000
SAFECO Corp.                                                                                 600                    18,534
Travelers Property Casualty Corp. (a)                                                     16,000                   283,200
                                                                                                           ----------------
                                                                                                                   478,734
                                                                                                           ----------------

See accompanying notes which are an integral part of the financial statements.

Auxier Focus Fund
Schedule of Investments - June 30, 2002 (continued)

Common Stocks - 60.4% (continued)

Fire, Marine, Casualty Insurance - 1.6%
Berkshire Hathaway, Inc. - Class B  (a)                                                      120                 $ 267,960
                                                                                                           ----------------

Food & Kindred Products - 1.4%
British American Tobacco Plc. (c)                                                         11,200                   239,680
                                                                                                           ----------------

Iron & Steel Foundries - 0.6%
Precision Castparts Corp.                                                                  3,200                   105,600
                                                                                                           ----------------

Laboratory Analytical Instruments - 1.0%
Waters Corp. (a)                                                                           6,000                   160,200
                                                                                                           ----------------

Life Insurance - 0.4%
Prudential Financial, Inc.                                                                 2,000                    66,720
                                                                                                           ----------------

Miscellaneous Shopping Goods Stores - 0.3%
Office Depot, Inc. (a)                                                                     3,000                    50,400
                                                                                                           ----------------

Motor Vehicle Parts & Accessories - 0.2%
Delphi Corp.                                                                               1,000                    13,200
Visteon Corp.                                                                              1,500                    21,300
                                                                                                           ----------------
                                                                                                           ----------------
                                                                                                                    34,500
                                                                                                           ----------------
Motor Vehicles & Passenger Car Bodies - 0.8%
General Motors Corp.                                                                       2,375                   126,944
                                                                                                           ----------------

National Commercial Banks - 6.1%
Bank One Corp.                                                                               200                     7,696
Citigroup, Inc.                                                                            3,493                   135,354
FleetBoston Financial Corp.                                                               13,400                   433,490
J.P. Morgan Chase & Co.                                                                      300                    10,176
MBNA Corp.                                                                                 8,000                   264,560
U.S. Bancorp                                                                               6,745                   157,496
                                                                                                           ----------------
                                                                                                           ----------------
                                                                                                                 1,008,772
                                                                                                           ----------------
Newspapers: Publishing Or Publishing & Printing - 0.5%
Gannett, Inc.                                                                                100                     7,590
Knight Ridder, Inc.                                                                        1,300                    81,835
                                                                                                           ----------------
                                                                                                           ----------------
                                                                                                                    89,425
                                                                                                           ----------------
Operative Builders - 0.6%
D.R. Horton, Inc.                                                                          4,050                   105,421
                                                                                                           ----------------

Paper board containers & boxes - 0.5%
Longview Fibre Co. (a)                                                                     8,000                    75,360
                                                                                                           ----------------

Pharmaceutical Preparations - 5.9%
Bristol-Myers Squibb, Co.                                                                  3,300                    84,810
Merck & Co., Inc.                                                                          5,600                   283,584
Pfizer Inc.                                                                                8,000                   280,000
Schering-Plough, Corp.                                                                    14,000                   344,400
                                                                                                           ----------------
                                                                                                           ----------------
                                                                                                                   992,794

See accompanying notes which are an integral part of the financial statements.

Auxier Focus Fund
Schedule of Investments - June 30, 2002 (continued)

Common Stocks - 60.4% (continued)

Radio & TV Broadcasting & Communications Equipment - 0.4%
Motorola, Inc.                                                                             5,000                  $ 72,100
                                                                                                           ----------------

Real Estate Investment Trusts - 0.7%
Plum Creek Timber Co., Inc.                                                                4,000                   122,400
                                                                                                           ----------------

Refuse Systems - 1.1%
Waste Management, Inc.                                                                     6,900                   179,745
                                                                                                           ----------------

Retail - Drug Stores & Proprietary Stores - 0.4%
CVS Corp.                                                                                  2,300                    70,380
                                                                                                           ----------------

Retail - Eating Places - 2.2%
McDonald's Corp.                                                                          12,900                   367,005
                                                                                                           ----------------

Retail - Family Clothing Stores - 0.1%
Gap, Inc.                                                                                  1,600                    22,720
                                                                                                           ----------------

Retail - Grocery Stores - 3.1%
Albertson's, Inc.                                                                          5,350                   162,961
Kroger Co. (a)                                                                            16,400                   326,360
Safeway, Inc. (a)                                                                          1,000                    29,190
                                                                                                           ----------------
                                                                                                           ----------------
                                                                                                                   518,511
                                                                                                           ----------------
Retail - Jewelry Stores - 0.0%
Tiffany & Co.                                                                                100                     3,520
                                                                                                           ----------------

Savings Institutions, Not Federally Chartered - 2.8%
Washington Mutual, Inc.                                                                   12,450                   462,019
                                                                                                           ----------------

Semiconductors & Related Devices - 0.1%
TriQuint Semiconductor, Inc. (a)                                                           3,000                    19,230
                                                                                                           ----------------

Services - Business Services - 3.0%
eFunds Corp. (a)                                                                          38,200                   362,480
Viad Corp.                                                                                 5,000                   130,000
                                                                                                           ----------------
                                                                                                           ----------------
                                                                                                                   492,480
                                                                                                           ----------------
Services - Commercial Physical & Biological Research - 0.1%
Edwards Lifesciences Corp. (a)                                                               500                    11,460
                                                                                                           ----------------

Services - Computer Programming, Data Processing - 0.4%
AOL Time Warner, Inc. (a)                                                                  4,500                    66,195
                                                                                                           ----------------


Services - Educational Services - 0.1%
ITT Educational Services, Inc.  (a)                                                          900                    19,620
                                                                                                           ----------------

Services - Management Consulting Services - 1.3%
MAXIMUS, Inc. (a)                                                                          7,000                   221,900
                                                                                                           ----------------


See accompanying notes which are an integral part of the financial statements.

Auxier Focus Fund
Schedule of Investments - June 30, 2002 (continued)

Common Stocks - 60.4% (continued)

Services - Packaged Software - 0.1%
Equifax, Inc.                                                                                500                  $ 13,500
                                                                                                           ----------------

Services - Personal Services - 0.1%
H & R Block, Inc.                                                                            200                     9,230
                                                                                                           ----------------

Services - Prepackaged Software - 0.8%
Openwave Systems, Inc. (a)                                                                 4,000                    22,440
Novell, Inc.  (a)                                                                         35,300                   113,313
                                                                                                           ----------------
                                                                                                           ----------------
                                                                                                                   135,753
                                                                                                           ----------------
Services-Advertising Agencies - 0.7%
The Interpublic Group of Cos., Inc.                                                        2,000                    49,520
TMP Worldwide, Inc. (a)                                                                    2,800                    60,200
                                                                                                           ----------------
                                                                                                                   109,720
                                                                                                           ----------------
Services-Computer Processing & Data Preparation - 2.2%
IMS Health, Inc.                                                                          20,000                   359,000
                                                                                                           ----------------

Services-Educational Services - 0.7%
Learning Tree International, Inc.  (a)                                                     6,600                   122,364
                                                                                                           ----------------

Specialty Outpatient Facilities - 0.7%
SeraCare Life Sciences, Inc. (a)                                                          18,500                   108,595
                                                                                                           ----------------

State Commercial Banks - 0.2%
Bank of New York Co., Inc.                                                                 1,000                    33,750
                                                                                                           ----------------

Surgical & Medical Instruments & Apparatus - 3.3%
Guidant Corp.                                                                             13,600                   411,128
Utah Medical Products, Inc.                                                                9,000                   142,830
                                                                                                           ----------------
                                                                                                                   553,958
                                                                                                           ----------------
Telephone Communications (No Radiotelephone) - 0.5%
CenturyTel, Inc.                                                                           1,200                    35,400
Sprint FON Group                                                                           4,300                    45,623
                                                                                                           ----------------
                                                                                                           ----------------
                                                                                                                    81,023
                                                                                                           ----------------
Television Broadcasting Stations - 0.9%
Grupo Televisa, S.A.  (a) (c)                                                              3,900                   145,782
                                                                                                           ----------------

Water Transportation - 0.1%
Carnival Corp.                                                                               300                     8,307
                                                                                                           ----------------

TOTAL COMMON STOCKS (Cost $10,303,807)                                                                          10,045,213
                                                                                                           ----------------


Unit Investment Trust - 0.1%                                                           Shares                   Value
AMEX Financial Select Sector SPDR Fund                                                      500                     12,550
                                                                                                           ----------------
TOTAL UNIT INVESTMENT TRUST (Cost $12,885)                                                                          12,550
                                                                                                           ----------------

See accompanying notes which are an integral part of the financial statements.

Auxier Focus Fund
Schedule of Investments - June 30, 2002 (continued)
                                                                                     Shares                 Value
Preferred Stocks - 2.5%
Boston Edison Co. 4.25%                                                                200                      $ 12,300
Central Power & Light Co. 4.00%                                                        305                        19,520
Cincinnati Gas & Electric Co. 4.00%                                                    400                        34,800
Cincinnati Gas & Electric Co. 4.75%                                                    300                        19,050
Dayton Power & Light Co. 3.90%                                                       1,500                       105,750
Hawaiian Electric Inc. 4.25%                                                         4,000                        44,125
Indianapolis Power and Light Co. 4.00%                                                 300                        16,941
Monongahela Power Co. 4.40%                                                            100                         6,920
Pacific Enterprises Co. 4.50%                                                        1,000                        64,250
Peco Energy Co. 3.80%                                                                  400                        22,860
Public Service Electric & Gas Co. 4.08%                                                945                        63,055
Westar Energy Inc. 4.25%                                                               300                        16,650
                                                                                                          ----------------
TOTAL PREFERRED STOCK (Cost $426,416)                                                                            426,221
                                                                                                          ----------------

Corporate Notes & Bonds - 15.6%
Crown Cork & Seal Co. Unsecured Notes 7.125% 9/01/2002                              170,000                      167,450
Crown Cork & Seal Co. 6.75% 4/15/2003                                               100,000                       91,000
Finova Group, Inc., 7.50% 11/15/2009                                                 26,000                        8,710
Fort James Group, Inc.  Senior Notes 6.625% 9/15/2004                                40,000                       38,992
Fruit of the Loom 7.375% 11/15/2023 (d)                                              50,000                       35,750
GATX Capital Corp. 8.25%  09/01/2003                                                360,000                      364,478
Georgia Pacific Corp. Debentures,  7.70% 6/15/2015                                   70,000                       62,118
GMAC Medium Term Notes 5.75% 10/15/2006                                             100,000                      100,175
GMAC Notes, 6.875% 09/15/2011                                                       200,000                      198,898
GMAC Smart Notes, 7.50% 01/15/2012                                                   40,000                       40,605
Hilton Hotels Corp.  Subordinated Notes 5.00% 05/15/2006                            150,000                      141,375
Nevada Power Co. Senior Notes 6.20% 04/15/2004                                       65,000                       59,829
Pacific Gas & Electric Co. First Mortgage/Refunding Series 93 G 6.25% 3/01/2004     130,000                      128,700
Pacific Gas & Electric Co. First Mortgage/Refunding Series 93E 5.88% 10/01/2005     125,000                      121,250
Pacific Gas & Electric Co. First Mortgage/Refunding Series 92 D 8.25% 11/01/2022     60,000                       60,300
Pacific Gas & Electric Co. First Mortgage/Refunding Series 93F 6.75% 10/01/2023      21,000                       19,320
So. California Edison Co. Notes 6.375% 1/15/2006                                     50,000                       47,250
So. California Edison Co. First Mortgage / Refunding Series 93I, 6.90% 10/1/2018    100,000                       92,500
WMX Technologies Inc. Notes 6.38% 12/01/2003                                        170,000                      173,963
WMX Technologies Inc. 7.00% 05/15/2005                                               51,000                       53,452
Waste Management Inc. Senior Notes 7.375% 08/01/2010                                154,000                      160,149
Waste Management Inc. Debentures 7.65% 03/15/2011                                   401,000                      425,073
                                                                                                           ----------------
TOTAL CORPORATE BONDS (Cost $2,572,568)                                                                       2,591,337
                                                                                                           ----------------

                                                                                      Principal
                                                                                        Value
Money Market Securities - 19.9%
Huntington Money Market Fund - Investment A, 0.76%, (Cost $3,318,173) (b)              3,318,173                 3,318,173
                                                                                                           ----------------

TOTAL INVESTMENTS - 98.5%  (Cost $16,633,849)                                                                   16,393,494
Other assets less liabilities - 1.5%                                                                               244,709
                                                                                                           ----------------
TOTAL NET ASSETS - 100.0%                                                                                     $ 16,638,203
                                                                                                           ================


(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at June 30, 2002.
(c) American Depositary Receipt
(d) Non-income producing security - issuer is in default

See accompanying notes which are an integral part of the financial statements.

Auxier Focus Fund
Statement of Assets and Liabilities
June 30, 2002



Assets
Investments in securities, at value (cost $16,633,849)                                                      $ 16,393,494
Cash                                                                                                              27,104
Interest receivable                                                                                               45,439
Dividends receivable                                                                                              15,315
Receivable for investments sold                                                                                  262,506
Receivable for fund shares sold                                                                                  114,346
                                                                                                        -----------------
     Total assets                                                                                             16,858,204
                                                                                                        -----------------

Liabilities
Accrued advisory fees                                                                                             19,508
Payable for investments purchased                                                                                200,493
                                                                                                        -----------------
     Total liabilities                                                                                           220,001
                                                                                                        -----------------

Net Assets                                                                                                  $ 16,638,203
                                                                                                        =================

Net Assets consist of:
Paid in capital                                                                                               16,556,538
Accumulated undistributed net investment income (loss)                                                            43,485
Accumulated net realized gain (loss) on investments                                                              278,535
Net unrealized appreciation (depreciation) on investments                                                       (240,355)
                                                                                                        -----------------

Net Assets, for 1,469,121 shares                                                                            $ 16,638,203
                                                                                                        =================

Net Asset Value

Offering price and redemption price per share ($16,638,203 / 1,469,121)                                          $ 11.33
                                                                                                        =================


See accompanying notes which are an integral part of the financial statements.

Auxier Focus Fund
Statement of Operations
for the year ended June 30, 2002



Investment Income
Dividend income                                                                                         $ 109,162
Interest income                                                                                           117,997
                                                                                                    --------------
  Total Income                                                                                            227,159

Expenses
Investment advisor fee                                                                                    147,525
Trustee expenses                                                                                            2,222
                                                                                                    --------------
  Total Expenses                                                                                          149,747
Reimbursed expenses                                                                                        (2,222)
                                                                                                    --------------
                                                                                                    --------------
Total operating expenses                                                                                  147,525
                                                                                                    --------------
                                                                                                    --------------
Net Investment Income (Loss)                                                                               79,634
                                                                                                    --------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                         303,257
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                              (682,921)
                                                                                                    --------------
                                                                                                    --------------
Net realized and unrealized gain (loss) on investment securities                                         (379,664)
                                                                                                    --------------
                                                                                                    --------------
Net increase (decrease) in net assets resulting from operations                                        $ (300,030)
                                                                                                    ==============


See accompanying notes which are an integral part of the financial statements.

Auxier Focus Fund
Statement of Changes in Net Assets


                                                                      Year ended          Year ended             Year ended
Increase (Decrease) in Net Assets                                    June 30, 2002      June 30, 2001         June 30, 2000 (a)
                                                                     ----------------   -----------------     --------------------
Operations
  Net investment income (loss)                                          $ 79,634            $ 51,443                 $ 14,099
  Net realized gain (loss) on investment securities                      303,257              (6,003)                   5,975
  Change in net unrealized appreciation (depreciation)                  (682,921)            497,474                  (54,908)
                                                                     ---------------   -----------------     --------------------
  Net increase (decrease) in net assets resulting from operations       (300,030)            542,914                  (34,834)
                                                                     ----------------   -----------------     --------------------
Distributions to shareholders
  From net investment income                                             (71,862)            (26,392)                  (3,437)
  From net realized gain                                                 (18,729)             (5,965)                       -
                                                                     ----------------   -----------------     --------------------
  Total distributions                                                    (90,591)            (32,357)                  (3,437)
                                                                     ----------------   -----------------     --------------------
Share Transactions
  Net proceeds from shares sold                                       10,074,386           5,255,592                1,370,891
  Shares issued in reinvestment of distributions                          90,185              32,294                    3,437
  Shares redeemed                                                       (219,862)            (50,370)                     (15)
                                                                    ----------------   -----------------     --------------------
  Net increase (decrease) in net assets resulting
     from share transactions                                           9,944,709           5,237,516                1,374,313
                                                                    ----------------   ----------------      --------------------
Total increase (decrease) in net assets                                9,554,088           5,748,073                1,336,042
                                                                    ----------------   -----------------     --------------------

Net Assets
  Beginning of period                                                  7,084,115           1,336,042                        0
                                                                    ----------------   -----------------     --------------------
  End of period [including accumulated undistributed net
    investment income of  $43,485, and $35,713, respectively]       $ 16,638,203         $ 7,084,115              $ 1,336,042
                                                                    ================   =================     ====================

Shares of capital stock of the Fund sold and redeemed:
  Shares sold                                                            860,061             488,135                  133,350
  Shares reinvested                                                        7,863               3,080                      337
  Shares redeemed                                                        (18,835)             (4,869)                      (1)
                                                                    ----------------   -----------------     --------------------

  Net increase (decrease) in number of shares outstanding                849,089             486,346                  133,686
                                                                    ================   =================     ====================


See accompanying notes which are an integral part of the financial statements.

Auxier Focus Fund
Financial Highlights


                                                      Year ended              Year ended              Period ended
                                                       June 30,                June 30,                 June 30,
                                                         2002                    2001                   2000 (c)
                                                   ------------------      ------------------      ------------------
Selected Per Share Data
Net asset value, beginning of period                         $ 11.43                  $ 9.99                 $ 10.00
                                                   ------------------      ------------------      ------------------
Income from investment operations
   Net investment income                                        0.08                    0.17                    0.18
   Net realized and unrealized gain (loss)                     (0.07)                   1.43                   (0.16)
                                                   ------------------      ------------------      ------------------
Total from investment operations                                0.01                    1.60                    0.02
                                                   ------------------      ------------------      ------------------

Less distributions:
   Distributions from net investment income                    (0.09)                  (0.13)                  (0.03)
   Distributions from net realized gains                       (0.02)                  (0.03)                   0.00
                                                   ------------------      ------------------      ------------------
Total distributions                                            (0.11)                  (0.16)                  (0.03)
                                                   ------------------      ------------------      ------------------
Net asset value, end of period                               $ 11.33                 $ 11.43                  $ 9.99
                                                   ==================      ==================      ==================

Total Return                                                   0.07%                  16.11%                   0.23% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                             $ 16,638                 $ 7,084                 $ 1,336
Ratio of expenses to average net assets                        1.35%                   1.35%                   1.35% (b)
Ratio of expenses to average net assets
   before reimbursement                                        1.37%                   1.41%                   1.62% (b)
Ratio of net investment income to
   average net assets                                          0.73%                   1.56%                   1.84% (b)
Ratio of net investment income to
   average net assets before reimbursement                     0.71%                   1.50%                   1.57% (b)
Portfolio turnover rate                                       55.72%                  41.46%                 187.85%


(a)  For a period of less than a full year, the total return is not annualized.
(b)  Annualized.
(c)  For the period July 9, 1999 (commencement of operations) through June 30, 2000.

See accompanying notes which are an integral part of the financial statements.

                                Auxier Focus Fund
                          Notes to Financial Statements
                                  June 30, 2002

NOTE 1.  ORGANIZATION

     The Auxier Focus Fund (the "Fund") was organized as a non-diversified series of the AmeriPrime Funds (the "Trust") on February 2, 1999 and commenced operations on July 9, 1999. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of the series of funds currently authorized by the Trustees. The Fund's investment objective is to provide long-term capital appreciation. The investment advisor to the Fund is Auxier Asset Management, LLC (the "Advisor").


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when in the opinion of the Advisor the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

 Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                                Auxier Focus Fund
                          Notes to Financial Statements
                            June 30, 2002 - continued


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Auxier Asset Management, LLC, 8050 S.W. Warm Springs St., Suite 130, Tualatin, OR 97062, serves as investment advisor to the Fund. J. Jeffrey Auxier is President and Chief Investment Officer of the Advisor and is responsible for the day-to-day management of the Fund's portfolio. Also, J. Jeffrey Auxier may be deemed to be a controlling person of the Advisor due to his ownership of a majority of its shares.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividends on securities sold short), Rule 12b-1 expenses, fees and expenses of non-interested person Trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the average value of its daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the year ended June 30, 2002, the Advisor received a fee of $147,525 from the Fund. The Advisor has contractually agreed to reimburse the Fund for the fees and expenses of the disinterested Trustees through October 31, 2002. For the year ended June 30, 2002, the Advisor reimbursed expenses of $2,222.

     The Fund retains Unified Fund Services, Inc. ("Unified") a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the Agreement.

A Trustee and the officers of the Trust are members of management and/or employees of Unified and shareholders of the Fund.

The Fund retains Unified Financial Securities, Inc., a wholly owned subsidiary of Unified Financial Services, Inc. to act as the principal distributor of its shares. There were no payments made to Unified Financial Securities, Inc. during the fiscal year June 30, 2002. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.

NOTE 4.  INVESTMENTS

     For the year ended June 30, 2002, purchases and sales of investment securities, other than short term investments, aggregated $13,402,551 and $4,113,996, respectively. As of June 30, 2002, the gross unrealized appreciation for all securities totaled $686,687 and the gross unrealized depreciation for all securities totaled $927,042 for a net unrealized depreciation of $240,355. The aggregate cost of securities for federal income tax purposes at June 30, 2002 was $16,636,830. The difference between book cost and tax cost consists of wash sales in the amount of $2,981.

                                Auxier Focus Fund
                          Notes to Financial Statements
                            June 30, 2002 - continued

NOTE 5. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 6. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2002, Charles Schwab & Co. held 60.93% of the outstanding Fund shares in an omnibus account for the benefit of others.

NOTE 7.  ELECTION OF TRUSTEES

   At a special meeting of the shareholders held on May 29, 2002, a vote was held to elect members to serve on the Board of Trustees. The vote tally for each Trustee is as follows:




                                            For              Withheld              Total

Gary Hippenstiel                      10,516,210.432        648,472.896        11,164,683.328

Mark Muller                           10,856,443.432        308,239.896        11,164,683.328

Ken Trumpfheller                      10,493,506.432        671,176.896        11,164,683.328

Richard  Wright                       10,858,138.432        306,544.896        11,164,683.328


                                     Information Regarding Trustees and Officers

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of           in Fund Complex**
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
Mark W. Muller                                           Trustee         Trustee since 1999             35
5016 Cedar River Tr.
Fort Worth, Texas 76137
Year of Birth:  1964
--------------------------------------------------- ------------------- --------------------- ------------------------
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
President of JAMAR  Resources,  Inc., a  manufacturers  representative                      None
firm,  September  2001 to present.  Account  Manager for SCI,  Inc., a custom  manufacturer,  from  April  2000 to  September  2001.  Account
Manager for Clarion Technologies,  a manufacturer of automotive, heavy truck,  and  consumer  goods,  from 1996 to April  2000.  From 1986 to
1996, an engineer for Sicor, a telecommunication hardware company.
----------------------------------------------------------------------- ----------------------------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of           in Fund Complex**
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Gary E. Hippenstiel                                      Trustee         Trustee since 1995             17
600 Jefferson Street
Suite 350
Houston, TX  77002
Year of Birth:  1947
--------------------------------------------------- ------------------- --------------------- ------------------------
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Director,  Vice President and Chief Investment Officer of Legacy Trust                      None
Company since 1992;  President and Director of Heritage  Trust Company
from  1994-1996;  Vice  President and Manager of Investments of Kanaly
Trust Company from 1988 to 1992.
----------------------------------------------------------------------- ----------------------------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of            in Fund Complex
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Richard J. Wright, Jr.                                   Trustee         Trustee since 1999             35
13532 N. Central Expressway
MS 3800
Dallas, Texas 75243
Year of Birth:  1962
--------------------------------------------------- ------------------- --------------------- ------------------------
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Various positions with Texas Instruments,  a technology company, since                      None
1985,  including the  following:  Program  Manager for  Semi-Conductor
Business Opportunity  Management System, 1998 to present;  Development
Manager for web-based interface,  1999 to present; Systems Manager for
Semi-Conductor  Business Opportunity  Management System, 1997 to 1998;
Development  Manager for Acquisition  Manager,  1996-1997;  Operations
Manager for Procurement Systems, 1994-1997.
----------------------------------------------------------------------- ----------------------------------------------

         The following table provides information regarding each Trustee who is an "interested person" of the
Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                      Position(s) In         Length of           in Fund Complex**
              Name, Age and Address                   Fund Complex**        Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Kenneth D. Trumpfheller*                            President,              Trustee and                 35
1725 E. Southlake Blvd.                             Secretary and       President since 1995
Suite 200                                           Trustee             Secretary since 2000
Southlake, Texas  76092
Year of Birth:  1958
--------------------------------------------------- ------------------- --------------------- ------------------------
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
President and Managing  Director of Unified Fund  Services,  Inc., the                      None
Fund's  transfer  agent,  fund  accountant  and  administrator,  since
October  2000.  President,   Treasurer  and  Secretary  of  AmeriPrime
Financial  Services,  Inc., a fund  administrator,  (which merged with
Unified  Fund  Services,   Inc.)  from  1994  through   October  2000.
President,   Treasurer   and   Secretary   of   AmeriPrime   Financial
Securities,  Inc., the Trust's distributor through December 2000, from
1994 through December 2000.
----------------------------------------------------------------------- ----------------------------------------------

--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                      Position(s) in         Length of           in Fund Complex**
              Name, Age and Address                    Fund Complex         Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Robert A. Chopyak                                   Treasurer      and   Treasurer and CFO              N/A
1725 E. Southlake Blvd.                             Chief    Financial       since 2000
Suite 200                                           Officer
Southlake, Texas  76092
Year of Birth:  1968
--------------------------------------------------- ------------------- --------------------- ------------------------

----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Assistant  Vice-President of Financial  Administration of Unified Fund                      None
Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Services,  Inc.  from  February  2000 to August  2000.  Self-employed, performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
----------------------------------------------------------------------- ----------------------------------------------
*Mr. Trumpfheller in an "interested person" of the Trust because he is an officer of the Trust.  In addition, he may be deemed to be an "interested person" of the Trust because he is a registered principal of the Trust's distributor.

**As of December 31, 2001, the term "Fund Complex" refers to AmeriPrime Funds and AmeriPrime Advisors Trust.

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-877-3Auxier or 877-328-9437.

INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Auxier Focus Fund (a series of the AmeriPrime Funds)

We have audited the accompanying statement of assets and liabilities of the Auxier Focus Fund, including the schedule of portfolio investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period of July 9, 1999 (commencement of operations) to June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of June 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Auxier Focus Fund as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period of July 9, 1999 (commencement of operations) to June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
July 17, 2002